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                                                               Exhibit Number 21
                                                               Per Item 601 of
                                                               Regulation S-K

                            THE SEAGRAM COMPANY LTD.
                           ANNUAL REPORT ON FORM 10-K

                    SUBSIDIARIES LIST AS OF AUGUST 31, 1997

        The following is a list of subsidiaries of the Corporation as of August 31, 1997, prepared in accordance with Item 601 of Regulation S-K.

                                                                            Approximate
                                                                            Percentage
                                                          Organized         Directly or
                                                            Under            Indirectly
                                                           Laws of            Owned
                                                           -------             -----

THE SEAGRAM COMPANY LTD.                                    Canada                 --
------------------------
 J.E. Seagram Corp.                                        Delaware             100%
   Seagram Enterprises, Inc.                               Delaware             100%
     Seagram Inc.                                          Delaware             100%
     Tropicana Products, Inc.                              Delaware             100%
       Tropicana Progress Services, Inc.                   Florida              100%
       B&H Project, Inc.                                   Florida              100%
       TPI Urban Renewal Corp.                             New Jersey           100%
       Juice Bowl, Inc.                                    Florida              100%
       Duo Juice Company                                   Delaware             100%
     Joseph E. Seagram & Sons, Inc.                        Indiana              100%
       Distillers Products Sales Corporation               Massachusetts        100%
       Seagold Leasing Inc.                                Delaware             100%
       Seagram Capital Investments, Inc.                   Delaware             100%
         JES Developments, Inc.                            Delaware             100%
           JES Developments Finance, Inc.                  Delaware             100%
       Barton & Guestier S.A.                              France               100%
       Kirin-Seagram Limited                               Japan              49.44%
       Doosan-Seagram Co., Ltd.                            South Korea           50%
       Seagram do Brasil Industria e Comercio
         Ltda.                                             Brazil               100%
     Seagram Developments, Inc.                            Delaware             100%
       Universal Studios Holding I Corp.                   Delaware              80%
         Universal Studios Holding II Corp.                Delaware             100%
           Universal Studios Holding III Corp.             Delaware             100%
             Universal Studios, Inc.                       Delaware             100%
               MCA - Champion Music Corporation            New York             100%
               Cinema International Corporation
                 N.V.                                      Netherlands           49%
               Cineplex Odeon Corporation                  Canada              41.5%
               MCA - Duchess Music Corporation             California           100%
               Geffen Records, Inc.                        California           100%
                 Geffen/Outpost Record Ventures,
                   Inc.                                    California           100%

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THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (continued)


                                                                            Approximate
                                                                            Percentage
                                                           Organized        Directly or
                                                             Under           Indirectly
                                                            Laws of            Owned
                                                              -------          -----
               GRP Records, Inc.                           New York             100%
               Interplay Productions                       California            49%
               Universal Studios Holdings (UK) Limited     United Kingdom       100%
                 Universal Music International Limited     United Kingdom       100%
                 MCA Music Limited                         United Kingdom       100%
               Universal Studios Canada Ltd.               Canada               100%
               MCA Caravelle Music France SARL             France               100%
               Universal Concerts, Inc.                    California           100%
                 Universal Concerts II, Inc.               California           100%
                   Universal/PACE Amphitheatres
                     Group, L.P. (partnership)             Delaware            67.5%
               Universal Studios Development Venture
                 One                                       California           100%
               Universal Studios Filmed Entertainment
                 Canada Inc.                               Canada               100%
               Universal Studios Foreign Sales
                 Corporation B.V.                          Netherlands          100%
               Universal Home Video, Inc.                  California           100%
                 Universal Studios Home Video, Inc.        California           100%
               Universal Studios International B.V.        Netherlands          100%
                 Cinema International B.V. (partnership)   Netherlands           49%
                 Universal Studios Finance B.V.            Netherlands          100%
                 Universal Studios TV Channel Poland
                   B.V.                                    Netherlands           95%
                 United Cinemas International
                   Multiplex B.V. (partnership)            Netherlands        49.02%
                 United International Pictures B.V.
                   (partnership)                           Netherlands         33.3%
               MCA Japan, Ltd.                             Japan                100%
               MCA Music Australia Pty. Limited            Australia            100%
               MCA Music G.m.b.H.                          Germany              100%
                 Universal Music G.m.b.H.                  Germany              100%
               MCA Music Italy S.r.l.                      Italy                100%
               MCA Music KK                                Japan                100%
               MCA Records, Inc.                           California           100%
                 Universal Music Asia Pacific Limited      Hong Kong            100%
                   Universal Music Limited                 Hong Kong            100%
                 Universal Music Australia Limited         Australia            100%
                 Universal Music S.A.                      Argentina            100%
                 Universal Music, S.A. de C.V.             Mexico               100%
                 MCA Record Ventures, Inc.                 Delaware             100%
                   510 Records (joint venture)             California            50%
                 MCA/Interscope Partner, Inc.              California           100%
                   Interscope Records (partnership)        California            50%
               Universal Television Entertainment, Inc.    California           100%
               Universal Television Enterprises, Inc.      Delaware             100%


                                       2
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THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (continued)

                                                                            Approximate
                                                                             Percentage
                                                           Organized        Directly or
                                                             Under           Indirectly
                                                            Laws of            Owned
                                                           ----------       -----------
               MCA/G-A Record Ventures, Inc.               California           100%
                Gasoline Alley (joint venture)             California            55%
               MCA/R Record Ventures, Inc.                 California           100%
                Radioactive Records (joint venture)        California            60%
               Universal Studios Hotel, Inc.               Delaware             100%
                Universal Rank Hotel Partners
                 (general partnership)                     Florida               50%
               Universal Studios Consumer Products, Inc.   California           100%
               Music Corporation of America, Inc.          California           100%
               Sci-Fi Channel Europe, LLC (limited
                liability company)                         Delaware              50%
               Spencer Gifts, Inc.                         Delaware             100%
               Terra Properties, Inc.                      California           100%
               U-Talk Enterprises, Inc.                    Delaware             100%
               Universal Music & Video Distribution,
                Inc.                                       New York             100%
               Universal Cartoon Studios, Inc.             California           100%
               Universal City Property Management
                Company                                    Delaware             100%
                 Universal City Florida Partners
                  (partnership)                            Florida               50%
               Universal City Property Management
                Company II                                 Delaware             100%
                 Universal City Development Partners
                  (general partnership)                    Florida               50%
               Universal City Studios Productions, Inc.    Delaware             100%
               Universal City Studios, Inc.                Delaware             100%
                Forbrooke Enterprises, Inc.                California           100%
                Imagine Films Entertainment, Inc.          Delaware             100%
                OFI Holdings, Inc.                         Delaware              51%
                Universal Film Distribution, Inc.          California           100%
                Universal Film Exchanges, Inc.             Delaware             100%
                Universal Studios Pay Television, Inc.     California           100%
                 Universal Studios Pay Television
                  Australia, Inc.                          California           100%
                 Universal Studios TV1 Australia, Inc.     California           100%
                Universal Television, Incorporated         California           100%
                USA Networks (partnership)                 New York              50%
               Universal Studios Entertainment Japan
                Investment Company                         California           100%
                 USJ Co., Ltd.                             Japan              21.47%
               Universal Family Entertainment, Inc.        California           100%
               Universal Studios New Media, Inc.           California           100%
                Universal Interactive Studios, Inc.        California           100%
               Universal Studios Pay-Per-View, Inc.        California           100%


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THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (continued)

                                                                            Approximate
                                                                             Percentage
                                                          Organize          Directly or
                                                            Under            Indirectly
                                                           Laws of             Owned
                                                         -----------        ----------
               Universal Records, Inc.                     California           100%
               3BG Holdings L.L.C.                         Delaware              50%
                Brillstein-Grey Entertainment
                 (partnership)                             California            99%
                  Brillstein-Grey Communications
                   (partnership)                           California            50%
  Seagram Holdings Limited                                 United Kingdom       100%
   Seagram Distillers PLC                                  United Kingdom       100%
     Chivas Brothers Limited                               United Kingdom       100%
     The Glenlivet Distillers Limited                      United Kingdom       100%
     Seagram United Kingdom Limited                        United Kingdom       100%
     The House of Seagram Ltd.                             United Kingdom       100%
      Sandeman & Ca. S.A.                                  Portugal             100%
      Sandeman - Coprimar S.A.                             Spain                100%
  Gulfstream Insurance (Ireland) Limited                   Ireland              100%
  Gulfstream Reinsurance (Ireland) Limited                 Ireland              100%
  Gulfstream Insurance (Barbados) Limited                  Barbados             100%
  Centenary Investments Inc.                               Canada               100%
   Centenary Holdings Ltd.                                 Bermuda              100%
     Seagram C.I. (Taiwan) Co., Ltd.                       Hong Kong             90%
   Centenary S.a.r.L.                                      Luxemborg            100%
     Seagram International B.V.                            Netherlands          100%
       Seagram Europa B.V.                                 Netherlands          100%
       Bodegas y Vinedos Crillon S.A.I.C.                  Argentina            100%
       Seagram de Argentina, S.A.I.C.                      Argentina            100%
       Seagram European Business Services Limited          United Kingdom       100%
       Seagram International Holdings Limited              United Kingdom       100%
        Seagram European Customer Service Center
         Limited                                           United Kingdom       100%
        The Seagram Finance Company Limited                United Kingdom       100%
       G.H. Mumm & Cie                                     France                99%
        Seagram France Distribution                        France               100%
        Champagne Perrier-Jouet S.A.                       France                99%
        Martell S.A.                                       France                99%
         Martell & Co.                                     France                99%
       Tropicana Looza France S.A.                         France               100%
       Seagram Holding-und Handelsgesellschaft mbh         Germany              100%
        Seagram Deutschland GmbH                           Germany              100%
         Burgeff & Co. Sektkellereien GmbH                 Germany              100%
         Matheus Muller Sektkellereien GmbH                Germany              100%
        Looza Distribution N.V.                            Belgium              100%
         Looza N.V.                                        Belgium              100%
        Tropicana Products (Europe) GmbH                   Germany              100%
       Lupak S.A.                                          Greece               100%
       Seagram India Private Limited                       India                100%

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THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (continued)

                                                                             Approximate
                                                                             Percentage
                                                          Organized          Directly or
                                                            Under            Indirectly
                                                           Laws of             Owned
                                                         -----------         ----------
        Seagram Manufacturing Private Limited              India                100%
      Seagram Italia S.p.A.                                Italy                100%
      Seagram Netherlands Antilles N.V.                    Netherlands          100%
        Martell Far East Trading Limited                   Hong Kong            100%
        Tropicana Beverages Greater China Ltd.             Hong Kong            100%
        Tropicana Beverages Hong Kong Ltd.                 Hong Kong             75%
        Myers Rum Company Limited                          Bahamas              100%
        Associated Liquor Distributors (S) Pte.
           Ltd.                                            Singapore            100%
        Tianjin Seagram Limited                            PRC                   70%
Seagram Australia Holdings Pty. Limited                    Australia            100%
  Seagram Australia Pty. Limited                           Australia            100%
  Seagram Wine Estates Pty. Limited                        Australia            100%
  Vintners Imports Pty. Limited                            Australia             50%
C.A. Seagram de Venezuela                                  Venezuela            100%
  Licorerias Unidas, S.A.                                  Venezuela            100%
    C.A. Circulo de Conocedores Seagram                    Venezuela            100%
Seagram (China) Ltd.                                       Canada               100%
  Tropicana China Investments Ltd.                         Hong Kong             51%
    Tropicana China Beihai Food Company Limited            PRC                   51%
  Shanghai Seagram Limited                                 PRC                   60%
Tropicana Beverages (Canada) Ltd.                          Canada               100%
  Kirin-Tropicana, Inc.                                    Japan                 50%
Tropicana UK Ltd.                                          United Kingdom       100%
J.D.C., S.A. de C.V.                                       Mexico                75%
Seagram (New Zealand) Limited                              New Zealand          100%
Canadian Distillers Ltd.                                   Canada               100%
  Seagram (Thailand) Ltd.                                  Thailand              49%

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